UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2025

New Mountain Guardian IV BDC, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	814-01528	88-1377220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1633 Broadway, 48th Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 720-0300

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 31, 2025, New Mountain Guardian IV Holdings, L.L.C. (“GIV Holdings”), wholly owned subsidiary of New Mountain Guardian IV BDC, L.L.C. (the “Company”) for which the Company is the managing member, and the Company entered into an Amendment No. 2 (“Amendment No. 2”) to Loan and Security Agreement (together with the exhibits and schedules thereto, the “Loan Agreement” and the facility thereunder the “Wells Fargo Facility”) by and among GIV Holdings, as borrower, the Company, as seller, as equityholder and as collateral manager, Wells Fargo Bank, National Association, as the administrative agent, a lender, and swingline lender, and Western Alliance Trust Company, N.A., as the collateral custodian. Unless otherwise defined, the terms herein shall have the meaning ascribed to them in Amendment No. 2.

Amendment No. 2 amended the Loan Agreement to, among other things, (i) extend the Revolving Period End Date from May 21, 2027 to March 31, 2028; (ii) extend the Facility Maturity Date from May 21, 2029 to March 31, 2030; and (iii) reduce the Applicable Spread used to determine the per annum interest rate applicable to 2.05% from 2.30%. All other terms of the Loan Agreement shall remain in full force and effect.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to a copy of Amendment No. 2, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2025.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW MOUNTAIN Guardian IV BDC, L.L.C.

Date: April 2, 2025	By:	/s/ Eric Kane
		Name:	Eric Kane
		Title:	Corporate Secretary

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